UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report

                                November 17, 2005

                              COMPUDYNE CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                     ------
         (State or other jurisdiction of incorporation or organization)

        0-29798                                          23-1408659
------------------------                 ---------------------------------------
(Commission File Number)                 (I.R.S. employer identification number)


       2530 Riva Road, Suite 201
         Annapolis, Maryland                              21401
---------------------------------------                ----------
(Address of principal executive office)                (Zip code)



                                 (410) 224-4415
               --------------------------------------------------
               Registrant's telephone number, including area code


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement.

On November 17, 2005, CompuDyne Corporation (the "Company"), certain subsidiaries of the Company as guarantor parties thereto (the "Guarantors"), the banks party thereto (the "Banks") and PNC Bank, National Association, as agent for the Banks (the "Agent"), entered into a Third Amendment to Amended and Restated Credit Agreement (the "Third Amendment") and a Sixth Amended and Restated Revolving Credit Note (the "Sixth Amended Note" and together with the Third Amendment, the "Amendment") among the Company, the Guarantors, the Banks and the Agent. Capitalized terms used and not defined herein shall have the meaning given to such terms in the Amendment. Pursuant to the Amendment, the Agent and the Banks have agreed to:

     o increase the Banks' commitment to lend under the Revolving Credit Facility from $10,000,000 to $13,000,000;

     o increase the amount of the LC Subfacility from $8,000,000 to $13,000,000; and

     o    terminate the Swing Line.

A copy of the Third Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference. The Sixth Amended Note is attached hereto as
Exhibit 10.2 and incorporated herein by reference.





Item 9.01       Financial Statements and Exhibits.

Exhibit No.                                     Description
-----------                                     -----------

10.1 Third Amendment to Amended and Restated Credit Agreement dated November 17, 2005.

10.2 Sixth Amended and Restated Revolving Credit Note dated November 17, 2005

SIGNATURE

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date: November 17, 2005



                               COMPUDYNE CORPORATION



                               By: /s/ Geoffrey F. Feidelberg
                                   --------------------------
                               Name: Geoffrey F. Feidelberg
                               Title: Chief Financial Officer